SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 1997




                   THE LOUISIANA LAND AND EXPLORATION COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                         1-959            72-024470
(State or other Jurisdiction          (Commission       (I.R.S. Employer
     of incorporation)                File Number)      Identification No.)


       909 Poydras Street
       New Orleans, Louisiana                                70112
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: 504-566-6500


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Item 5.  Other Events

     On October 22, 1997, Burlington Resources Inc. issued a press release relating to the completion of its merger with the registrant, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         Exhibit No.       Description

            99             Press Release dated October 22, 1997

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE LOUISIANA LAND AND
                                    EXPLORATION COMPANY



Date:  October 23, 1997             By:  /s/ Frederick J. Plaeger, II
                                         ---------------------------------
                                    Name:   Frederick J. Plaeger, II
                                    Title:  Vice President, General
                              Counsel and Corporate
                                              Secretary


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                                  EXHIBIT INDEX

Number            Description                                           Page

99                Press Release dated October 22, 1997                   5